May 21, 2015 E A R N I N G S C A L L P R E S E N T A T I O N

Today’s Agenda 1 Curt Riggle Vice President, Investor Relations Introduction Horacio Rozanski President and Chief Executive Officer Management Overview Kevin Cook Executive Vice President, CFO and Treasurer Financial Overview Question & Answer

Disclaimer 2 Forward Looking Safe Harbor Statement The following information includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including projected Revenue, Diluted EPS, and Adjusted Diluted EPS, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: cost cutting and efficiency initiatives, budget reductions, Congressionally mandated automatic spending cuts, and other efforts to reduce U.S. government spending, including automatic sequestration required by the Budget Control Act of 2011 (as amended by the American Taxpayer Relief Act of 2012 and the Consolidated Appropriations Act, 2014), which have reduced and delayed contract awards and funding for orders for services especially in the current political environment or otherwise negatively affect our ability to generate revenue under contract awards, including as a result of reduced staffing and hours of operation at U.S. government clients; delayed funding of our contracts due to uncertainty relating to and a possible failure of Congressional efforts to craft a long-term agreement on the U.S. government’s ability to incur indebtedness in excess of its current limits, or changes in the pattern or timing of government funding and spending (including those resulting from or related to cuts associated with sequestration or other budgetary cuts made in lieu of sequestration); current and continued uncertainty around the timing, extent, nature, and effect of Congressional and other U.S. government action to address budgetary constraints, including, but not limited to, uncertainty around the outcome of Congressional efforts to craft a long-term agreement on the U.S. government’s ability to incur indebtedness in excess of its current limits, and the U.S. deficit; U.S. government facility closures due to weather-related events that limit our ability to provide services to our clients, which will negatively impact our ability to generate revenue under our contracts; any issue that compromises our relationships with the U.S. government or damages our professional reputation, including negative publicity concerning government contractors in general or us in particular; changes in U.S. government spending, including a continuation of efforts by the U.S. government to decrease spending for management support service contracts, and mission priorities that shift expenditures away from agencies or programs that we support; the size of our addressable markets and the amount of U.S. government spending on private contractors; failure to comply with numerous laws and regulations; our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors' protests of major contract awards received by us; the loss of General Services Administration Multiple Award schedule contracts, or GSA schedules, or our position as prime contractor on government-wide acquisition contract vehicles; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts; our ability to generate revenue under certain of our contracts; our ability to realize the full value of and replenish our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in estimates used in recognizing revenue; an inability to attract, train, or retain employees with the requisite skills, experience, and security clearances; an inability to hire, assimilate, and deploy enough employees to serve our clients under existing contracts; an inability to timely and effectively utilize our employees; failure by us or our employees to obtain and maintain necessary security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors, including the improper use or release of our clients' sensitive or classified information; increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors; inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; continued efforts to change how the U.S. government reimburses compensation related and other expenses or otherwise limit such reimbursements, including recent rules that expand the scope of existing reimbursement limitations, such as a reduction in allowable annual employee compensation to certain contractors as a result of the Bipartisan Budget Act of 2013, and an increased risk of compensation being deemed unallowable or payments being withheld as a result of U.S. government audit, review or investigation; internal system or service failures and security breaches, including, but not limited to, those resulting from external cyber attacks on our network and internal systems or employee misconduct; risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business or respond to market developments; risks associated with new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; failure to comply with special U.S. government laws and regulations relating to our international operations; risks related to our indebtedness and credit facilities which contain financial and operating covenants; the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits; risks related to completed and future acquisitions, including our ability to realize the expected benefits from such acquisitions; an inability to utilize existing or future tax benefits, including those related to our stock-based compensation expense, for any reason, including a change in law; variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements and indefinite delivery, indefinite quantity contracts. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K, filed with the SEC on May 22, 2014. All forward-looking statements attributable to Booz Allen or persons acting on Booz Allen’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, Booz Allen undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and net cash provided by operating activities to free cash flows, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. No reconciliation of the forecasted range for Adjusted Diluted EPS to Diluted EPS for any period during fiscal 2016 is included because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

 Continued signs of a recovery with important demand signals – Award environment continuing to show improvement – Funded backlog increased nearly 18% year-over-year – Second sequential quarter with increase in client staff headcount – Robust pipeline – Significant open requisitions for funded work  Top and bottom line results in line with upwardly revised guidance  Exceeded annual margin expansion goal  Investing to create sustainable quality growth Fiscal 2015 Fourth Quarter Business Highlights 3

Key Financial Highlights 4 Comparisons are to prior fiscal year period FY15 Fourth Quarter Revenue $5.3 billion 3.7% Decline $1.34 billion 4.1% Decline Adjusted EBITDA $523.5 million 1.97% Decline $107.9 million 0.75% Increase Adjusted Net Income $240.3 million 0.7% Decline $44.8 million 8.9% Decline Adjusted Diluted EPS $1.60/share 1.8% Decline $0.30/share 9.1% Decline Total Backlog $9.4 billion 4.9% Decline $9.4 billion 4.9% Decline Preliminary Fourth Quarter Fiscal 2015 Results

 Vision 2020 long-range strategy – Expanding capacity to serve as an essential partner to clients – Investing in differentiated growth platforms – Building distinctive business and people models to serve a broader range of markets, services, and solutions  Three converging trends are changing the market for software-centric systems – Clients are facing rapid technology innovation in areas such as cloud, big data and mobility – Developers are using more advanced methodologies – There is significant demand for faster deployments  Systems Delivery (SD) growth platform – Combining technical expertise with deep understanding of client’s mission – Investing in staff (hiring and development) – Leveraging proof points in mission critical work we do for clients  Expanding Booz Allen’s brand as a leading player in delivering large-scale, mission-critical systems A Focus on the Future 5

Financial Outlook 6 Fiscal 2016 Full Year Outlook Revenue growth forecast: Roughly Flat, with a Range of Two Percent Growth to a Two Percent Decline Diluted EPS forecast (1): $1.55 - $1.65 Adjusted Diluted EPS forecast (1): $1.60 - $1.70 (1) Full Fiscal Year 2016 Estimated Weighted Average Diluted Share Count: 150.4 million shares; assumes an effective tax rate of 40.7%

 “Adjusted Operating Income” represents Operating Income before (i) certain stock option-based and other equity-based compensation expenses, (ii) adjustments related to the amortization of intangible assets, and (iii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.  “Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including: (i) certain stock option-based and other equity-based compensation expenses, and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. Booz Allen prepares Adjusted EBITDA to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.  “Adjusted Net Income” represents net income before: (i) certain stock option-based and other equity- based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) adjustments related to the amortization of intangible assets, (iv) amortization or write-off of debt issuance costs and write-off of original issue discount and (v) any extraordinary, unusual or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of taxes, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.  “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to Net Income as required under the two-class method of calculating EPS as required in accordance with GAAP.  “Free Cash Flow” represents the net cash generated from operating activities less the impact of purchases of property and equipment. Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information 8

Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information 9 (a) Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the Acquisition of our Company by The Carlyle Group under the Officers' Rollover Stock Plan. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the Acquisition under the Equity Incentive Plan. (b) Reflects amortization of intangible assets resulting from the Acquisition. (c) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on May 7, 2014. (d) Reflects tax effect of adjustments at an assumed marginal tax rate of 40%. (e) Excludes an adjustment of approximately $640,000 and $3.4 million of net earnings for the three and twelve months ended March 31, 2015, and excludes an adjustment of approximately $1.4 million and $3.1 million of net earnings for the three and twelve months ended March 31, 2014 respectively, associated with the application of the two-class method for computing diluted earnings per share. (Amounts in thousands, except share and per share data) 2015 2014 2015 2014 Adjusted Operating Income Operating Income 92,560$ 89,237$ 458,822$ 460,611$ Certain stock-based compensation expense (a) — — — 1,094 Amortization of intangible assets (b) 1,056 2,113 4,225 8,450 Transaction expenses (c) — — 2,039 — Adjusted Operating Income 93,616$ 91,350$ 465,086$ 470,155$ EBITDA & Adjusted EBITDA Net income 43,363$ 46,895$ 232,569$ 232,188$ Income tax expense 31,917 23,898 153,349 148,599 Interest and other, net 17,280 18,444 72,904 79,824 Depreciation and amortization 15,427 17,950 62,660 72,327 EBITDA 107,987 107,187 521,482 532,938 Certain stock-based compensation expense (a) — — — 1,094 Transaction expenses (c) — — 2,039 — Adjusted EBITDA 107,987$ 107,187$ 523,521$ 534,032$ Adjusted Net Income Net income 43,363$ 46,895$ 232,569$ 232,188$ Certain stock-based compensation expense (a) — — — 1,094 Amortization of intangible assets (b) 1,056 2,113 4,225 8,450 Transaction expenses (c) — — 2,039 — Amortization or write-off of debt issuance costs and write-off of original issue discount 1,278 1,659 6,545 6,719 Adjustments for tax effect (d) (934) (1,508) (5,124) (6,505) Adjusted Net Income 44,763$ 49,159$ 240,254$ 241,946$ Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 149,867,259 149,145,614 150,375,531 148,681,074 Adjusted Net Income Per Diluted Share (e) 0.30$ 0.33$ 1.60$ 1.63$ Free Cash Flow Net cash pr vid d by operating activities 81,900$ 40,384$ 309,958$ 332,718$ Less: Purch es of property and equipment (18,575) (8,561) (36,041) (20,905) Free Cash Flow 63,325$ 31,823$ 273,917$ 311,813$ Three Months Ended March 31, Fiscal Year Ended March 31, (Unaudited) (Unaudited)